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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                                (18 U.S.C. 1350)


         Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Modern Medical Modalities Corporation, a New Jersey corporation (the "Company"), does hereby certify, to the best of such officer's knowledge and belief, that:

         (1) The Annual Report on Form 10-KSB for the year ended December 31, 2004 (the "Form 10-KSB") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Form 10-KSB fairly presents, in all materials respects, the financial condition and results of operations of the Company.



Date:  May 11, 2005              /s/ Baruh Hayut
                                 ------------------------------------------
                                 Baruh Hayut, Chairman and
                                 Chief Executive Officer


         This certification shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act.